UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 10, 2021

Nebula Caravel Acquisition Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39774	82-3147201
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Four Embarcadero Center, Suite 2100. San Francisco, CA	94111
(Address of principal executive offices)	(Zip code)

(415) 780-9975

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NEBC	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	NEBC.W	The Nasdaq Stock Market LLC
Units, each consisting of one share of Common Stock and one third of one Warrant	NEBC.U	The Nasdaq Stock Market LLC

Item 1.01.	Entry into a Material Definitive Agreement

The Merger Agreement

On February 10, 2021, Nebula Caravel Acquisition Corp., a Delaware corporation (“Caravel”), entered into a Business Combination Agreement and Plan of Merger (the “Business Combination Agreement”) by and among Caravel, Fetch Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of Caravel (“Merger Sub”), and A Place for Rover, Inc., a Delaware corporation (“Rover”), providing for, among other things, and subject to the terms and conditions therein, a business combination between Caravel and Rover pursuant to which, among other things, (i) Merger Sub will merge with and into Rover, the separate corporate existence of Merger Sub will cease and Rover will continue as the surviving corporation in the merger and a wholly owned subsidiary of Caravel and (ii) Caravel will change its name to “Rover Group, Inc.”

The Business Combination

The Business Combination Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Business Combination Agreement, the “Business Combination”):

(i)     at the closing of the transactions contemplated by the Business Combination Agreement (the “Closing”), upon the terms and subject to the conditions thereof, and in accordance with the Delaware General Corporation Law, as amended (the “DGCL”), Merger Sub will merge with and into Rover (the “Merger”), the separate corporate existence of Merger Sub will cease and Rover will continue as the surviving corporation in the Merger and a wholly owned subsidiary of Caravel;

(ii)    as a result of the Business Combination, each outstanding share of Rover common stock and preferred stock as of immediately prior to the effective time of the Business Combination, will be converted into, at the election of the holder thereof (subject to the limitations on such elections set forth in the Business Combination Agreement) the right to receive (a) an amount of cash or shares of Class A common stock, par value $0.0001 per share, of Caravel (“Caravel Common Stock”), based on the pro rata portion applicable to such share of Rover common stock or preferred stock, as applicable, of an aggregate purchase price equal to $1.350 billion, as adjusted by (1) Rover’s cash, indebtedness, and accrued tax liabilities as of immediately prior to the effective time of the Merger, (2) the unpaid transaction expenses of Rover and Caravel as of immediately prior to the effective time of the Business Combination, and (3) the aggregate exercise price of Rover options and Rover warrants outstanding as of immediately prior to the effective time of the Business Combination, which options and warrants will be assumed by Caravel subject to the terms and conditions set forth in the Business Combination Agreement and (b) the contingent “earn-out” right to receive a pro rata portion of up to 22,500,000 shares of Caravel Common Stock in the aggregate based on the achievement of certain trading price targets following the Closing, which amount of “earn-out” shares will be adjusted based on a formula set forth in the Business Combination Agreement to reflect a portion of the value of such “earn-out” shares deemed to be earned upon exercise of Rover options and warrants assumed by Caravel in the Business Combination; and

(iii)     Caravel will immediately be renamed “Rover Group, Inc.”

The Board of Directors of Caravel (the “Board”) has unanimously (i) approved and declared advisable the Business Combination Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Business Combination Agreement and related matters by the stockholders of Caravel.

Conditions to the Closing

The Business Combination Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) obtaining required approvals of the Business Combination and related matters by the respective stockholders of Caravel and Rover, (ii) the effectiveness of the proxy statement / registration statement on Form S-4 filed by Caravel in connection with the Business Combination, (iii) receipt of approval for listing on Nasdaq the shares of Caravel Common Stock to be issued in connection with the Merger, (iv) that Caravel have at least $5,000,001 of net tangible assets upon the Closing and (v) the absence of any injunctions enjoining or prohibiting the consummation of the Merger.

Other conditions to Rover’s obligations to consummate the Merger include, among others, that as of the Closing, the amount of cash equal to the sum of (i) the trust account into which substantially all of the proceeds of Caravel’s initial public offering and private placements of its warrants have been deposited for the benefit of Caravel, certain of its public stockholders and the underwriters of Caravel’s initial public offering (the “Trust Account”), after deducting the amount required to satisfy Caravel’s obligations to its stockholders (if any) that exercise their rights to redeem their Caravel Common Stock pursuant to Caravel’s certificate of incorporation (but prior to payment of (a) any deferred underwriting commissions being held in the Trust Account, (b) any transaction expenses of Rover or its subsidiaries and (c) any transaction expenses of Caravel or its affiliates) plus (ii) the aggregate gross purchase price for the shares in the PIPE Investment (as defined below) actually received by Caravel prior to or substantially concurrently with the Closing, plus (iii) the amounts actually received by Caravel pursuant to the Sponsor Backstop Subscription Agreement (as defined below) prior to or substantially concurrently with the Closing, plus (iv) as of immediately prior to the Closing, the amount of cash and cash equivalents held by Caravel without restriction outside of the Trust Account (other than any amounts received pursuant to any working capital or indebtedness (other than any indebtedness constituting Caravel transaction expenses)) and any interest earned on the amount of cash held inside the Trust Account, must be equal to or greater than $125,000,000.

Covenants

The Business Combination Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct, or use reasonable best efforts to conduct, as applicable, their respective businesses in the ordinary course through the Closing, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) Rover to prepare and deliver to Caravel certain audited consolidated financial statements of Rover, (iv) Caravel to prepare and file a proxy statement / registration statement on Form S-4 and take certain other actions to obtain the requisite approval of Caravel stockholders of certain proposals regarding the Business Combination and (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Business Combination Agreement contains customary representations and warranties by Caravel, Merger Sub and Rover. The representations and warranties of the respective parties to the Business Combination Agreement generally will not survive the Closing.

Termination

The Business Combination Agreement may be terminated at any time prior to the Closing (i) by written consent of Caravel and Rover, (ii) by Rover, if certain approvals of the stockholders of Caravel, to the extent required under the Business Combination Agreement, are not obtained as set forth therein or if there is a modification in recommendation by the Caravel board of directors, (iii) by Caravel, if certain approvals of the stockholders of Rover, to the extent required under the Business Combination Agreement, are not obtained within forty-eight (48) hours after the proxy / registration statement on Form S-4 has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and delivered or otherwise made available to stockholders and (iv) by either Caravel or Rover in certain other circumstances set forth in the Business Combination Agreement, including (a) if any Governmental Authority (as defined in the Business Combination Agreement) shall have issued or otherwise entered a final, nonappealable order making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger and (b) in the event of certain uncured breaches by the other party or if the Closing has not occurred on or before August 11, 2021.

Certain Related Agreements

Sponsor Support Agreement

Contemporaneously with the execution of the Agreement, Caravel, Nebula Holdings, LLC (the “Sponsor”), Rover and the Persons set forth on Schedule I thereto (such Persons, together with the Sponsor, the “Sponsor Parties”) entered into a sponsor support agreement (the “Sponsor Support Agreement”), pursuant to which, among other things, (i) each Sponsor Party and each director of Caravel agreed to vote to adopt and approve the Business Combination Agreement and all other documents and transactions contemplated thereby, (ii) each Sponsor Party agreed to deliver a duly executed copy of the Investors Rights Agreement and the Lock-Up Agreement (as defined below) at the Closing and (iii) each Sponsor Party agreed to subject certain shares of Caravel Common Stock and warrants to purchase Caravel Common Stock to certain vesting and forfeiture provisions based on the number of stockholders (if any) that exercise their rights to redeem their Caravel Common Stock pursuant to Caravel’s certificate of incorporation and, following the Closing, based on the achievement of certain trading price targets following the Closing, in each case subject to the terms and conditions of the Sponsor Support Agreement.

The foregoing description of the Sponsor Support Agreement is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Sponsor Backstop Subscription Agreement

Concurrently with the execution of the Business Combination Agreement, True Wind Capital II, L.P. and True Wind Capital II-A, L.P. (together, the “TWC Funds”) and Caravel entered into a backstop subscription agreement (the “Sponsor Backstop Subscription Agreement”), pursuant to which the TWC Funds agreed to, among other things, purchase shares of Caravel Common Stock in an aggregate amount of up to $50,000,000 (or such greater amount at the election of the TWC Funds) to the extent of the amount of redemptions of shares of Caravel common stock. The TWC Funds also agreed with Caravel to purchase additional shares of Caravel Common Stock in an aggregate amount of up to $50,000,000 if mutually agreed with Rover.

The foregoing description of the Sponsor Backstop Subscription Agreement is qualified in its entirety by reference to the full text of the Sponsor Backstop Subscription Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K, and incorporated herein by reference.

Rover Holders Support Agreement

Contemporaneously with the execution of the Business Combination Agreement, Caravel, Rover and certain stockholders of Rover entered into stockholder support agreements (the “Rover Holders Support Agreements”), pursuant to which, among other things, such holders agreed to (i) adopt and approve, following the effectiveness of the Registration Statement, the Business Combination Agreement and all other documents and transactions contemplated thereby and (ii) deliver a duly executed copy of the Investors Rights Agreement and the Lock-Up Agreement (as defined below) at the Closing.

The foregoing description of the Form of Rover Holders Support Agreement is qualified in its entirety by reference to the full text of the Form of Rover Holders Support Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K, and incorporated herein by reference.

PIPE Subscription Agreements

Concurrently with the execution of the Business Combination Agreement, certain accredited investors (the “PIPE Investors”), including an affiliate of the Sponsor, entered into subscription agreements (the “PIPE Subscription Agreements”) pursuant to which the PIPE Investors have committed to purchase 5,000,000 shares of Caravel Common Stock (the “PIPE Shares”) at a purchase price per share of $10.00 and an aggregate purchase price of $50,000,000 (the “PIPE Investment”). The purchase of the PIPE Shares is conditioned upon, and will be consummated concurrently with, the Closing.

This description of the Form of PIPE Subscription Agreements is qualified in its entirety by reference to the full text of the Form of PIPE Subscription Agreement, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K, and incorporated herein by reference.

Investors Rights Agreement

The Business Combination Agreement contemplates that, at the Closing, Caravel, the Sponsor, certain affiliates of the Sponsor and certain Rover stockholders will enter into the Investors Rights Agreement pursuant to which, among other things, (i) Caravel will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Caravel Common Stock and other equity securities of Caravel that are held by the parties thereto from time to time, (ii) in the event that Caravel sells Backstop Shares (as defined in the Investor Rights Agreement) with an aggregate purchase price of at least $15 million, Caravel will include one individual designated in the Sponsor in the slate of nominees recommended by the Board of Directors of Caravel (or duly constituted committee thereof) for election as directors at each annual meeting of stockholders at which such nominee’s term expires, subject to the Sponsor and its Affiliates (as defined in the Business Combination Agreement) beneficially owning a certain minimum number of shares of Caravel Common Stock and (iii) Caravel will waive the corporate opportunities doctrine with respect to the Sponsor, its affiliates (including portfolio companies), their respective investors and the director nominees of the foregoing.

The foregoing description of the Form of Investors Rights Agreement is qualified in its entirety by reference to the full text of the Form of Investor Rights Agreement, a copy of which is included as Exhibit H to the Business Combination Agreement, filed as Exhibit 10.5 to this Current Report on Form 8-K and incorporated herein by reference.

Lock-up Agreement

The Business Combination Agreement contemplates that, at the Closing, Caravel, the Sponsor, certain affiliates of the Sponsor and certain Rover stockholders, will enter into a lock-up agreement (the “Lock-Up Agreement”) containing restrictions on transfer with respect to shares of Caravel Common Stock held by each such holder (subject to certain exceptions, the “Lock-Up Shares”) for a period ending on the date that is 6 months after the date the Closing occurs, provided that, if during such 6 month period the volume weighted average price of Caravel Common Stock is greater than or equal to $16.00 over any twenty trading days within any thirty trading day period (“Triggering Event III”), 50% of each applicable holder’s Lock-Up Shares shall be released from such lock-up on the later of (i) Triggering Event III and (ii) the date that is 90 days after the Closing Date. In addition, Rover equityholders will be subject to substantially similar lock-up terms pursuant to Caravel’s amended and restated bylaws following the Closing.

The foregoing description of the Form of Lock-Up Agreement is qualified in its entirety by reference to the full text of the Form of Investor Rights Agreement, a copy of which is included as Exhibit H to the Business Combination Agreement, filed as Exhibit 10.6 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The securities of Caravel that may be issued in connection with the Sponsor Backstop Subscription Agreement and the Subscription Agreements will be registered under the Securities Act in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01.	Regulation FD Disclosure.

On February 11, 2021, Caravel and Rover issued a joint press release announcing the execution of the Business Combination Agreement and announcing that Caravel will hold a conference call on February 11, 2021 at 3:00 p.m. Eastern Time (the “Conference Call”). A copy of the press release, which includes information regarding participation in the Conference Call, is attached hereto as Exhibit 99.1 and incorporated herein by reference. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act, or the Exchange Act.

Attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference is the form of presentation to be used by Caravel in presentations for certain of Caravel’s stockholders and other persons. Such exhibit and the information set forth therein shall not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the Proposed Transaction (as defined below), Caravel intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement for the stockholders of Caravel that also constitutes a prospectus with respect to the shares of Caravel Common Stock to be offered and sold to the stockholders of Rover. Caravel urges investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about Caravel, Rover and the Proposed Transactions. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to stockholders of Caravel as of a record date to be established for voting on the Proposed Transactions. Stockholders will also be able to obtain a copy of the proxy statement/prospectus, without charge by directing a request to: Nebula Caravel Acquisition Corporation, Four Embarcadero Center, Suite 2100, San Francisco, CA 94111. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

Caravel, Rover and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the Proposed Transactions under the rules of the SEC. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the potential transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Caravel or Rover, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a definitive prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “anticipate”, “believe”, “could”, “continue”, “expect”, “estimate”, “may”, “plan”, “outlook”, “future” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These statements, which involve risks and uncertainties, relate to analyses and other information that are based on forecasts of future results and estimates of amounts not yet determinable and may also relate to Caravel’s and Rover’s future prospects, developments and business strategies. In particular, such forward-looking statements include statements concerning the timing of the Merger, the business plans, objectives, expectations and intentions of Caravel once the Merger and the other transactions contemplated thereby (the “Proposed Transactions”) and change of name are complete (“New Rover”), and Rover’s estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities. These statements are based on Caravel’s or Rover’s management’s current expectations and beliefs, as well as a number of assumptions concerning future events.

Such forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Caravel’s or Rover’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (1) the ability of Caravel and Rover to complete the Business Combination; (2) New Rover’s financial and business performance following the Business Combination, including financial projections and business metrics; (3) the anticipated benefits of the Business Combination; (4) the anticipated costs associated with the Business Combination; (5) the impact of COVID-19 on Rover’s and New Rover’s business; (6) the outcome of any known and unknown litigation and regulatory proceedings and/or the ability of the parties to complete the Proposed Transactions.

Additional factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements can be found in Caravel’s current reports on Form 8-K, which are available, free of charge, at the SEC’s website at www.sec.gov, and will also be provided in the Registration Statement on Form S-4 and Caravel’s proxy statement/prospectus when available. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and Caravel and Rover undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, changes in expectations, future events or otherwise.

This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Caravel and is not intended to form the basis of an investment decision in Caravel. All subsequent written and oral forward-looking statements concerning Caravel and Rover, the Proposed Transactions or other matters and attributable to Caravel and Rover or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above.

Non-GAAP Financial Measure and Related Information

Certain of the exhibits to this Current Report on Form 8-K references EBITDA and EBITDA margin, which are financial measures that are not prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures do not have a standardized meaning, and the definition of EBITDA used by Rover may be different from other, similarly named non-GAAP measures used by others. In addition, such financial information is unaudited and does not conform to SEC Regulation S-X and as a result such information may be presented differently in future filings by Rover with the SEC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit

2.1	Business Combination Agreement, dated as of February 10, 2021.

10.1	Sponsor Support Agreement, dated February 10, 2021.

10.2	Sponsor Backstop Subscription Agreement, dated February 10, 2021.

10.3	Form of Rover Holders Support Agreement.

10.4	Form of PIPE Subscription Agreement.

10.5	Form of Investor Rights Agreement.

10.6	Form of Lock-Up Agreement

99.1	Press Release, dated February 11, 2021.

99.2	Form of Investor Presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: February 11, 2021

Nebula Caravel Acquisition Corporation

By:	/s/ Adam H. Clammer
Name:	Adam H. Clammer
Title:	Chief Executive Officer